SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 18, 2003

Prime Retail, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-23616	38-2559212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Pratt Street Nineteenth Floor, Baltimore, Maryland		21202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (410) 234-0782

No Change
(Former name or former address, if changed since last report)

Item 5.                                                                                                             Other Events and Regulation FD Disclosure.

On November 18, 2003 Prime Retail, Inc. (the  “Company”), and The Lightstone Group, LLC (“Lightstone”),  a New Jersey-based real estate company, announced in a joint press release that the Company’s stockholders had approved the acquisition of the Company by an affiliate of Lightstone.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.                                                                                                             Financial Statements and Exhibits.

(c) Exhibits.

Number	Description

99.1	Joint Press Release issued by Prime Retail, Inc. and The Lightstone Group, LLC on November 18, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME RETAIL, INC.
(Registrant)

Date: November 18, 2003
	By:	/s/ R. Kelvin Antill
	Name:	R. Kelvin Antill
	Title:	Executive Vice President — General Counsel and Secretary

EXHIBIT INDEX

Number	Description

99.1	Joint Press Release issued by Prime Retail, Inc. and The Lightstone Group, LLC on November 18, 2003